REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT ("Registration Rights Agreement"), entered into as of May 20th, 1998, by and between the purchasers set forth on the signature pages hereof (each, a "Purchaser", and collectively, the "Purchasers") and AMERICAN BIOGENETIC SCIENCES, INC., a Delaware corporation with offices at 1375 Akron Street, Copiague, NY 11726 (the "Company").


                              W I T N E S S E T H:

            WHEREAS, pursuant to Securities Subscription Agreements, dated as of the date hereof (the "Agreements"), by and between the Company and the Purchasers, the Company has agreed to sell and the Purchasers have agreed to purchase an aggregate of $4,000,000 of the Company's 5% Convertible Debentures due May 20, 2001 (the "Debentures") convertible into shares of the Company's Class A Common Stock, $.001 par value (the "Common Stock");

            WHEREAS, the Company has agreed to issue, in connection with the issuance of the Debentures, Warrants to purchase shares of Common Stock (the "Warrant");

            WHEREAS, pursuant to the terms of, and in partial consideration for, the Purchasers' purchase of the Debentures, the Company has agreed to provide the Purchaser with certain registration rights with respect to the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (collectively, the "Shares") as set forth in this Registration Rights Agreement;

            NOW,   THEREFORE,   in   consideration   of  the  mutual   promises,
representations, warranties, covenants and conditions set forth in the Agreements and this Registration Rights Agreement, the Company and the Purchasers agree as follows:

            1. Certain Definitions. As used in this Registration Rights Agreement, the following terms shall have the following respective meanings, and terms not otherwise defined herein shall have their respective meanings as assigned to them in the Agreements:

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Holders" shall include the Purchasers and any transferee of Debentures, Warrants or Registrable Securities to whom the registration rights conferred by this Registration Rights Agreement have been transferred in compliance with Section 10 of this Registration Rights Agreement.

            "Registrable Securities" shall mean any Shares or other securities issued or issuable to a Purchaser or any Holder upon the conversion or exercise or exchange of any Debenture, Warrant or Shares which have not been sold pursuant to the Registration Statement or under Rule 144 promulgated under the Securities Act ("Rule 144") or are eligible for sale under paragraph (k) of Rule 144.


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            The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

            "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with Purchasers' exercise of their registration rights under this Registration Rights Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of counsel to Holder for a "due diligence" examination of the Company and review of the Registration Statement and related documents, the expense of any special audits incident to or required by any such registration and the compensation of regular employees of the Company. With respect to the "due diligence" examination of the Company, the Registration Expenses shall include only fees and disbursements for one (1) designated counsel for all the Holders of Debentures and the amount thereof to be borne by the Company shall not exceed $5,000.

            "Registration Statement" shall have the meaning set forth in Section 2(a) herein.

            "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, all fees and disbursements of counsel for Holder not included with "Registration Expenses" and the compensation of regular employees of the Purchasers.

            2. Registration Requirements. The Company shall use its best efforts to effect the registration of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holders under a broad-based plan of distribution reasonably acceptable to the Purchasers. Such best efforts by the Company shall include without limitation the following:

                  (a) The Company shall, as soon as practicable after the date hereof but in no event later than sixty (60) days after the date hereof, file
(i) a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act and consented to by a majority in interest of the Registrable Securities, which consent shall not be unreasonably withheld) covering the Registrable Securities so requested to be registered ("Registration Statement"); (ii) such blue sky filings as shall have been reasonably requested by the Holders; and (iii) any required filings with the National Association of Securities Dealers, Inc. or exchange or market where the Shares are

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traded.  Thereafter  the  Company  shall  use its  best  efforts  to  have  such
Registration Statement and other filings declared effective as promptly as practicable.

                  (b) If the Company fails to file a Registration Statement complying with the requirements of this Registration Rights Agreement within 60 days after the Closing under the Subscription Agreements or if such Registration Statement has not become effective within 120 days after the Closing under the Subscription Agreements, the Holders shall have, in addition to and without limiting any other rights they may have at law, in equity or under the Debentures, the Agreements or this Registration Rights Agreement (including the right to specific performance), the right to receive, as liquidated damages, the following payments:

                  an amount equal to 1% of the Outstanding  Principal Amount (as defined in the Debentures) of the Debentures, in cash, for the first 30-day period following such period that such Registration Statement is not filed or effective as applicable, 1.5% of the Outstanding Principal Amount (as defined in the Debentures) of the Debentures, in cash, for the second 30-day period following such period that such Registration Statement is not filed or effective, as applicable, and 2% of the Outstanding Principal Amount (as defined in the Debentures) of the Debentures, in cash, for each additional 30-day period thereafter (the payments under this Section 2(b) shall be pro rated for any period of less than 30 days). In addition to the foregoing, if after 180 days from the date hereof the Registration Statement has not been declared effective by the Commission, then upon demand of any Holders, the Company shall redeem all or any specified portion of the Debentures held by such Holders at a redemption price equal to 130% of the Outstanding Principal Amount of the Debentures plus accrued interest thereon, together with all other payments due under the Debentures and the Agreements.

                  (c) If the Holders intend to distribute the Registrable Securities covered by its request by means of an underwriting, the Holders shall so advise the Company. The Holders will have the right to select the investment bankers for such underwriting subject to such investment bankers being reasonably satisfactory to the Company and the Company shall enter into such customary agreements (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities.

                  (d) Whether or not an underwriting agreement is entered into and whether or not the Registrable Securities are to be sold in an underwritten offering the Company will:

                        (i) make such representations and warranties to the Holders and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary underwritten offerings;

                        (ii)  cause  to  be   delivered   to  the   sellers   of
      Registrable Securities and the underwriter or underwriters, if any, opinions and advice of counsel to the Company, dated the effective date (or in the case of an underwritten offering, dated the

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      date of delivery of any Registrable  Securities sold pursuant  thereto) of the Registration Statement (which counsel, and opinions and advices (in form, scope and substance), shall be reasonably satisfactory to the
      managing   underwriter  or   underwriters,   if  any,  and  the  appointed
      representative or counsel of the Holders), addressed to the Holders and each underwriter, if any, covering the matters customarily covered in opinions and advices requested in secondary underwritten offerings and, in the case of an underwritten offering, such other matters as may be reasonably requested by the Holders;

                        (iii) cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), a "comfort" letter from the Company's independent certified public accountants addressed to the Holders and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary underwritten public offerings;

                        (iv) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures similar to those contained in Sections 6 and 7 herein with respect to all parties to be indemnified pursuant to such sections; and

                        (v) the Company shall deliver such documents and certificates as may be reasonably requested by the Holders of the
      Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any, or other agreement entered into by the Company;

the foregoing in this paragraph 2(d) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; provided, however, the foregoing in paragraph 2(d) shall not be required on more than two (2) occasions.

            (e) The Company shall make available for inspection by a representative or representatives of the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Holders or underwriter, all financial and other records customary for such purposes, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement. The Holders agree to keep all non-public information supplied to it confidential until such information is included in the Registration Statement.

            3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Registration Rights Agreement shall be borne by the Company, and all Selling Expenses shall be

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borne by the Holders.

            4. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act.

            5. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep the Holders advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                  (a)   Keep such  registration  effective for the period ending
(a) fifty-four (54) months, as extended pursuant to Section 5A hereof, after the date hereof or, (b) the Shares are no longer Registrable Securities, whichever first occurs.

                  (b) Furnish such number of prospectuses, and amendments and supplements thereto, and other documents incident thereto as any Holders from time to time may reasonably request.

                  (c) Prepare and file with the Commission such amendments and post- effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

                  (d) Notify each of the Holders of Registrable Securities included in the Registration Statement, their counsel and the managing underwriters, if any, promptly (but in no event later than two business days thereafter) and (if requested by any such Person) confirm such notice (a
"Notice") in writing, (1) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(2) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contained in agreements contemplated by Section 2(d) cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (6) of the happening of any event as a result of which the Prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under

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which  they  were  made)  not  misleading  and (7) of the  Company's  reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;

                  (e) Upon the occurrence of any event contemplated by Section 5(d)(2)- (7) and immediately upon the expiration of any Blocking Period (as defined in Section 5A), prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (f) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

                  (g) Insure that all Registrable Securities subject to the Registration Statement shall at all times be registered or qualified for offer and sale under the securities or blue sky laws of such jurisdictions as any Holders or underwriter reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject;

                  (h) Use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the chosen method or methods of distribution; and

                  (i) Cause all Registrable Securities included in such Registration Statement to be listed, by the date of first sale of Registrable Securities pursuant to such Registration Statement, on the principal securities exchange or automated interdealer system on which the same type of securities of the Company are then listed or traded.

            5A. Suspensions of Effectiveness. The Company may suspend dispositions under the Registration Statement and notify the Holders that they may not sell the Registrable Securities pursuant to the Registration Statement or Prospectus (a "Blocking Notice") if the Company's management determines (x) in its reasonable good faith judgment that the Company's obligation to ensure that such Registration Statement and Prospectus are current and complete


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would  require the Company to take actions that might  reasonably be expected to
have  a  materially   adverse   detrimental   effect  on  the  Company  and  its
stockholders; or (y) of the existence of any fact or the happening or any event that makes any statement of a material fact made in the Registration Statement,
the  Prospectus,   any  amendment  or  supplement   thereto,   or  any  document
incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus, in order to make the statements therein not misleading in any material respect, provided that such suspension pursuant to a Blocking Notice may not exceed thirty (30) days (whether or not consecutive) in any twelve (12) month period. The Holders agree by acquisition of the Registrable Securities that, upon receipt of a Blocking Notice from the Company indicating the existence of any fact of the kind described in the previous sentence, such Holders shall not dispose of, sell or offer for sale the Registrable Securities pursuant to the Registration Statement until such Holders receive (i) copies of the supplemented or amended Prospectus, or until counsel for the Company shall have determined that such disclosure is not required due to subsequent events,
(ii) notification in writing from the Company (the "Advice") advising that the use of the Prospectus may be resumed and (iii) copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company in connection with any such notice, each Holder will deliver o the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that was current immediately prior to the time of receipt of such notice. In the event the Company shall give any such Blocking Notice, the time regarding the effectiveness of such Registration Statement set forth in Section 5(a) and the Maturity Date of the Debentures shall be extended by one and one-half (1-1/2) times the number of days during the period from and including the date of the giving of such Blocking Notice to and including the date when the Holders shall have received the copies of the
supplemented   or  amended   Prospectus,   the  Advice  and  any  additional  or
supplemental filings that are incorporated by reference in the Prospectus. Delivery of a Blocking Notice and the related suspension of any Registration Statement shall not constitute a default under this Agreement and shall not create any obligation to pay liquidated damages under Section 2 hereof. However, if the Holder's ability to sell under the Registration Statement is suspended for more than the thirty (30) day period described above (an "Excess Blocking Period"), then the rate of interest on all of the Debentures shall, to the maximum extent permitted by law, be permanently increased by two percent (2%) per annum (i.e., from 5% to 7% per annum) commencing on the first day of the thirty (30) day period (or part thereof) following the beginning of an Excess Blocking Period; an additional two percent (2%) per annum commencing on the first day of each of the second and third such thirty (30) day periods (or part thereof) thereafter; and an additional one (1%) percent per annum on the first day of each consecutive thirty (30) day period (or part thereof) thereafter until the Excess Blocking Period terminates. In addition, if the Excess Blocking Period continues for more than an aggregate of 120 days in any 360-day period, then at each Holder's option, the Company shall redeem such Holder's Debentures at a redemption price equal to 130% of the Outstanding Principal Amount of the Debentures plus accrued interest thereon to the date of redemption, together with all payments due under this paragraph and under such Holder's Debentures and the Agreements.

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            6.    Indemnification.

                  (a) Company Indemnity. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Registration Rights Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the registration statement (including any prospectus, or other document incident to any such registration or related qualification or compliance with state securities laws), or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by such older or the underwriter and stated to be specifically for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                  (b)   Holders  Indemnity.  Each Holder  will,  if  Registrable
Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the registration statement (including any prospectus or other document incident to any such registration or related qualification or compliance with state securities laws), or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such underwriters and other Holders and their directors, officers and partners, or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue

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statement (or alleged  untrue  statement)  or omission (or alleged  omission) is made in reliance upon and in conformity with written information furnished to the Company by such Holders and stated or known to be specifically for use therein, and provided that no Holders shall be liable under this indemnity for an amount in excess of net proceeds received by Holders from the sale of the Registrable Securities pursuant to such Registration Statement. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in sttlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holders (which consent shall not be unreasonably withheld).

                  (c) Procedure. Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Party, provided, however, that if separate firm(s) of attorneys are required due to a conflict of interest, then the Indemnifying Party shall be liable for the reasonable fees and expenses of each such separate firm. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party hall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

            7.    Contribution.  (a)  If  the  indemnification  provided  for in
Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Holders on the one hand and the Holders or underwriters, as the case may be, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holders on the one hand and the Holders or underwriters, as the case may be, on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Holders or underwriters, as the case may be, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Holders on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Holders in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

                  (b) The relative benefits received by the Company on the one hand and the Holders or the underwriters, as the case may be, on the other shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Registrable Securities, the proceeds received by the Holders from the sale of Registrable Securities pursuant to the Registration Statement or the total underwriting discounts and commissions received by the underwriters as set forth in the table on the cover page of the prospectus contained in the Registration Statement, as the case may be. The relative fault of the Company on the one hand and of the Holders or underwriters, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by the Holders or by the underwriters.

                  (c)   In no event  shall the  obligation  of any  Indemnifying
Party (other than the Company) to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

                  (d) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holders or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of such Holders, the total price at which the shares of Common Stock sold by such Holders pursuant to the Registration Statement exceed the amount paid by such Holders for the securities which the Registrable Securities sold (including the exercise price of shares of Common Stock acquired upon the exercise of Warrants) underlie, (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Holders or underwriter would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            8. Survival. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(d)(i) shall remain operative and in full force and effect regardless of (i) any termination of this Registration Rights Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

            9. Information by Holders. Each Holder shall promptly furnish to the Company such information regarding such Holder and the sale of Registrable Securities proposed by such Holders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Rights Agreement. All information provided to the Company by such Holder shall be accurate and complete in all material respects and such Holder shall promptly notify the Company if any such information becomes incorrect or incomplete. If such Holder does not timely provide all such reasonably requested information, such Holder shall not be entitled to the liquidated damages contemplated by Section 2(b) to the extent that such delay in the Registration Statement becoming effective is caused by such failure to timely provide information unless such Holder shall be able to demonstrate to the Company's reasonable satisfaction that such failure to timely provide did not proportionately contribute to the event giving rise to the damages.

            10. Transfer or Assignment of Registration Rights. The rights granted to the Purchasers by the Company under this Registration Rights Agreement to cause the Company to register Registrable Securities may be transferred or assigned to a transferee or assignee of any Holder, provided that the Company is given written notice by any applicable Holders at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees in writing to be bound by this Registration Rights Agreement.

            11.   Miscellaneous.

                  (a) Entire Agreement. This Registration Rights Agreement, the Agreements, the Debentures and the Warrants contain the entire understanding and agreement of the parties, and may not be amended, waived, discharged, modified or terminated except by a written agreement signed in the case of an amendment, modification or termination, by holders of at least 66 2/3% of the Registrable Securities, and in the case of a waiver or discharge by the party against whom enforcement of such waiver or discharge is sought.

                  (b) Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by courier (which for all purposes of this Warrant shall include Federal Express, UPS or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally on the scheduled arrival date when sent by next day or 2-day courier service or if sent by facsimile upon receipt of transmittal confirmation or if sent by mail three days after deposit in the mail.

                  (c) Gender of Terms. All terms used herein shall be deemed to include the feminine and the neuter, and the singular and the plural, as the context requires.

                  (d) Choice of Law and Venue; Waiver of Jury Trial. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Registration Rights Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed as provided in Section 11(b) (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Registration Rights Agreement.

                  (e) Titles. The titles used in this Registration Rights Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Rights Agreement.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterpart and all of which together shall constitute one instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.


                                   PURCHASERS:

                                   [________________________________]

                                        By: [_______________________]

                                        Its:


                                        By:  _______________________________
                                        Name:
                                        Its:

                                        Address:

                                        Telephone Number:
                                        Facsimile Number:


                                   AMERICAN BIOGENETIC SCIENCES, INC.,
                                   a Delaware corporation


                                   By:    /s/ Josef C. Schoell
                                        ---------------------------
                                        Name: Josef C. Schoell
                                        Title:   Vice President Finance - CFO
                                        Address: 1375 Akron Street, Copiague, NY
                                                 11726
                                        Telephone Number:   (516) 789-2600
                                        Facsimile Number:   (516) 789-1669